Exhibit 99.2

TECH-ENABLED SENIOR CARE PLATFORM December 2020

Investor Presentation This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Deerfield Healthcare Technology Acquisitions Corp. (“Deerfield”), CareMax Medical Group, LLC (“CareMax”), IMC Holdings LLC (“IMC”), CareOptimize LLC (“CareOptimize”) or any of their respective affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to a proposed business combination, as contemplated in a proposed business combination agreement to be entered into by Deerfield, CareMax, CareOptimize and IMC, and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Deerfield, CareMax, CareOptimize and IMC assume no obligation to update any information in this Investor Presentation, except as required by law. This Investor Presentation is strictly confidential and may not be copied, reproduced, redistributed or passed on, in whole or in part, or disclosed, directly or indirectly, to any other person or published for any purpose. Important Information About the Business Combination and Where to Find It In connection with the proposed business combination, Deerfield will file a preliminary proxy statement and other materials with the U.S. Securities and Exchange Commission (the “SEC”) and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of Deerfield are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Deerfield’s solicitation of proxies for its stockholders’ meeting to be held to approve the business combination because the proxy statement will contain important information about the business combination and the parties to the business combination. The definitive proxy statement will be mailed to stockholders of Deerfield as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to Deerfield Healthcare Technology Acquisitions Corp, 787 Third Avenue, 37th Floor, New York, NY 10017, Attention: Secretary. Participants in the Solicitation Deerfield and its respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Deerfield stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in Deerfield of those directors and officers in the final prospectus for Deerfield's initial public offering, which was filed with the SEC on July 20, 2020, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Deerfield Healthcare Technology Acquisitions Corp, 787 Third Avenue, 37th Floor, New York, NY 10017, Attention: Secretary. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Deerfield’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of Deerfield’s stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available. No Offer or Solicitation This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities. Trademarks This Investor Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Deerfield, CareMax, CareOptimize and IMC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non - GAAP Financial Measures This presentation includes non-GAAP financial measures. CareMax, CareOptimize and IMC believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by CareMax, CareOptimize and IMC’s management to assess its performance. CareMax, CareOptimize and IMC believe that the use of these non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Projections This Investor Presentation contains projected financial information with respect to CareMax, IMC and CareOptimize. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements and Investment Considerations” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Investor Presentation, and the inclusion of such information in this Investor Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Deerfield nor the independent registered public accounting firms of CareMax, IMC or CareOptimize audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. Forward Looking Statements and Investment Considerations Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook”, or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transactions between Deerfield, CareMax, IMC and CareOptimize, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Deerfield, CareMax, IMC and CareOptimize management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties that include, but are not limited to, changes in the business environment in which CareMax, IMC and CareOptimize operate; changes in taxes, governmental laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Deerfield, CareMax, IMC or CareOptimize management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction, or that the approval of the stockholders of Deerfield is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Deerfield, CareMax, IMC and CareOptimize; uncertainty as to the long-term value of Deerfield common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Deerfield’s final prospectus relating to the initial public offering filed with the SEC on July 20, 2020 under the heading “Risk Factors” and other documents of Deerfield on file with the SEC or in the proxy statement that will be filed with the SEC by Deerfield. There may be additional risks that neither Deerfield, CareMax, IMC or CareOptimize presently know or that Deerfield, CareMax, IMC or CareOptimize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

CareMax 2.0 to be Helmed by Strong, Experienced Management Team



Carlos de Solo
CEO, CareMax 2.0

10+
Years Experience

- Co-Founded CareMax in 2011 and CareOptimize in 2015 and serves as CEO of CareMax and CareOptimize
- Purpose built CareMax from the ground up using advanced technology to improve outcomes
- Served as CEO and Partner of CareMax Community Partners, one of South Florida's leading healthcare managed services organizations for Medicare Advantage patients
- Current member of the Board of Directors at Coral Gables Hospital



Bill Lamoreaux
EVP, CareMax 2.0

30+
Years Experience

- Has served as Chief Executive Officer of IMC Health since 2018
- Led transformation of IMC Health into a growth platform through recruitment of a scalable leadership team and implementation of data-driven processes and procedures
- Previously was Chief Operating Officer of EmblemHealth, a two-million-member health plan based in New York
- Additional management experience at both the local and national levels with HealthNet, Cigna and UnitedHealth Group



Richard Barasch
Executive Chairman, CareMax 2.0

30+
Years Experience

- Currently serves as Executive Chairman of Deerfield Healthcare Technology Acquisitions Corp
- Led Universal American Corp as Chief Executive Officer from 1995 to 2017
- Pioneered provider engagement model in Medicare Advantage and Medicare Part D
- Currently serves as Chairman of AdaptHealth's Board of Directors; led successful business combination with DFB Healthcare Acquisitions Corp

CareMax 2.0 3

1. Introduction and Proposed Transaction

Executive Summary

Company Overview

- **CareMax, CareOptimize and IMC Health (collectively, "CareMax 2.0") is a tech-enabled senior care provider headquartered in Miami, FL**
  - Combined platform has **26 wholly-owned medical centers with 52K+ patients, of which 16K+ are in Medicare Advantage** value-based risk sharing contracts
  - **Employs a proprietary tech platform** that provides data, analytics and rules-based decision tools/workflows that empower care teams to customize high touch care plans for every patient – laser focused on preventative chronic disease management
  - ~64% of combined CareMax 2.0 Medicare patients are dual-eligible and low-income subsidy eligible
- **Combined company is poised for rapid growth through both de novo expansion as well as execution of a scalable M&A strategy**
  - Forecast **organic revenue CAGR of 15% from PF FY20E through FY23E**, which increases to **40% including contribution from projected acquisitions**
  - PF entity is cash flow positive day one with FY21E PF Adj. EBITDA of $66mm

Projected Revenue
($ in mm)



PF FY20E – FY23E CAGR
Total: 40%
(incl. acquisitions)
Organic: 15%
$360
$360
$512
$94
$419
$752
$266
$485
$992
$439
$553
PF FY20E
FY21E
FY22E
FY23E
Base
Assumed Acquisitions

Key Transaction Highlights

- **CareMax 2.0 to combine with Deerfield Healthcare Technology Acquisitions Corp to become a NASDAQ-listed tech-enabled value-based senior care delivery system**
- **Carlos de Solo (CEO of CareMax and CareOptimize) will lead combined company with assistance of Richard Barasch (Executive Chairman) and Bill Lamoreaux (CEO of IMC) and immediately begin integration process, selecting best of both entities**
- **Pro forma valuation of $692 million**
  - 1.7x FY21E revenue and 13.2x FY21E PF Adj. EBITDA (including synergies and excluding acquisitions)
  - 1.3x FY21E revenue and 10.4x FY21E PF Adj. EBITDA (including synergies and acquisitions)
- **Assumes the issuance of PIPE shares for $405 million including Deerfield participation**
- **Results in a highly capitalized PF entity with $233mm of cash on balance sheet, strong free cash flow profile and significant additional debt capacity**
  - Positioned to leverage its platform to aggressively take market share through both organic- and M&A-focused growth strategies

CareMax 2.0 5

Seniors Expected to Represent 20%+ of Population in 2030Key Market Growth Indicators Millions of Individuals 65 Years and Older (%) of Pop. 2016 2020 2030 2040 2050 2060 49.2 56.1 73.1 80.8 85.7 94.7 15% 17% 21% 22% 22% 23% 5x faster growth than other populations $1bn+ growth in revenue weekly 10K individuals turn 65 daily 5 annual doctor visits Medicare Spending Growth Outpaces Overall Spend Medicare Advantage Penetration Expected to Continue to Increase Healthcare is the Largest Component of US GDP (18%) $4,706$4,966 $4,014 $4,217 $4,456 $3,649 $3,815 $5,247 $5,550 $5,863 80 $6,193 Enrollment in million $4,634 40 39.6 42.0 Forecast 43.0 43.9 40.3 39.4 50% 38% 25% $2,899 $3,014 $3,155 $3,294 $3,459 $3,630 $3,805 $3,996 $4,205 $4,414 38.0 20 38.3 38.7 39.4 39.5 17.6 19.0 20.4 22.0 24.1 26.4 28.7 31.0 33.3 35.6 13% $750 $801 $859 $923 $997 $1,076 $1,161 $1,251 $1,345 $1,449 $1,559 2018 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 14.4 15.7 16.8 0 0% 2013 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2023E 2024E 2025E ($bn) Medicare Other Healthcare Spending Medicare Advantage All other Medicare 1 Penetration rate %

Value-Based Primary Care Recognized as the Best Way to Lower Healthcare Spend

Seniors Represent the Most Significant Opportunity to Lower Spend in Healthcare

- **Our fee for service (FFS) current system is failing our elderly and the taxpayer**
  - 2/3 of the Medicare population has 2+ chronic conditions that consume 94% of Medicare spending[1]
- **While primary care represents ~5% of overall healthcare spend, it has a large influence over the remaining ~95% of costs and can reduce the current system's spend by more effectively managing chronic conditions[2]**
  - For every $1 spent on primary care, ~$13 is saved on costs related to further care[3]

Medicare Spending by Number of Conditions[1]



17%
21%
29%
32%
53%
24%
17%
6%
6+ conditions
4 to 5 condition
2 to 3 condition
0 to 1 condition
Beneficiaries distribution
Medicare expenditure

Value-Based Care Lowers Costs by Promoting Proactive Preventive Care

- **FFS incentivizes physicians and hospitals to provide volume of care vs. quality of care**
  - By moving financial risk to the providers, this aligns patients, providers and health plans to proactively treat patients before they become sick
- **The drop-off in office visits due to the COVID-19 pandemic further uncovered the flaws of the FFS model**
  - FFS providers were incentivized to continue to pursue volume, putting patients at risk
  - Value-based providers continued to receive steady capitation payments allowing them to continue to provide high quality care in the most appropriate setting

Illustrative Risk Model Unit Economics



Risk-Adj. Payment to MA Plan
% Retained by Plan
% Paid to Care Provider
Medical Claims (e.g., specialists, ER)
% Retained to Manage Care
Cost of Care (e.g., primary care services)
Overhead Costs
Value-Based Care Provider's Profit

Benefits of CareMax 2.0 Model				
	Small patient panels and ease of access for members	Preventative chronic disease management and focus on social determinants of health	Data-driven approach leads to proactive patient management	Full-service one-stop-shop facilities with specialists, etc.

Sources: Company Analysis.
1. Centers for Medicare & Medicaid Services.
2. UNH Investor Conference 2019; 12/03/19.
3. Oregon Health Authority's Patient Centered Primary Care Home Program.

CareMax 2.0 7

Value Creation Through a Compelling Combination

Combination creates a foundational platform for growing a high-performing care delivery model with a highly scalable technology backbone

DEERFIELD Healthcare Technology Acquisitions Corp + CareMax + careoptimize + IMC HEALTH MEDICAL CENTERS

- ✓ Deerfield provides execution certainty, powerful endorsement in the public markets and access to unmatched resources
- ✓ Excellent management team, led by Carlos de Solo and Bill Lamoreaux, is steeped in senior care and risk-based models; local market success is repeatable nationwide, leveraging the leadership teams' national relationships and CareOptimize's captive roster of customers as M&A targets
- ✓ Richard Barasch will serve as Executive Chairman, leveraging his extensive experience with risk-based primary care in Medicare Advantage and public company management
- ✓ Senior care is highly under-optimized; CareMax and IMC Health are already differentiated and a partner of choice for payors, providers and other referral sources
- ✓ CareMax 2.0's tech-enabled offering enables provider transition toward a value-based care environment and use of data/analytics creates network effects: providers have more time for care, driving a lower MLR, allowing for better benefits and more members
- ✓ Well capitalized platform positioned to capture share in large, fragmented and growing total addressable market (TAM)
- ✓ Multifaceted growth opportunities
- ✓ Attractive financial profile versus unprofitable peers

CareMax 2.0 8

The Deerfield + Richard Barasch partnership successfully collaborated with AdaptHealth shareholders and management on DFB's business combination with AdaptHealth[1]

The Adapt Playbook

- ✓ Strong management team; superb execution and financial discipline
- ✓ Growing addressable market >> organic growth story
- ✓ Multiple M&A roll-up opportunities, amplified by public currency
- ✓ Tech-enabled platform well-positioned to compete in the evolving healthcare landscape
- ✓ Business model creates a sticky customer base producing stable and recurring revenues

Post-Closing Checklist

- ✓ Coverage from 5 Wall Street analysts
- ✓ Brought together an outstanding Board
- ✓ Early sponsorship and strategic advice from Deerfield
- ✓ Closed 5 meaningful add-on acquisitions, including strategic expansion into diabetes (PCS and Solara) and the recent purchase of home medical equipment competitor AeroCare for ~$2bn
- ✓ Met earnings estimates
- ✓ In July 2020, the Company completed $1.2bn of financing transactions, consisting of $134mm in net proceeds from a primary equity issuance, $225mm from a PIPE issuance, $343mm in net proceeds from an unsecured senior note issuance and a $450mm senior bank facility refinancing



$40.00
$30.00
$20.00
$10.00
$0.00
Completion date
~275% return since IPO(2)
12/1/20: Announced acquisition of:
AeroCare
7/1/20: Executed $143mm follow-on offering (post-shoe)
3/3/20: Announced acquisition of:
HEALTHLINE
11/22/19: Announced acquisition of
MCKESSON
Patient Care Solutions Business
11/5/20: Announced 3Q 2020 Results
8/4/20: Announced 2Q 2020 Results
2/25/20: Announces 2019Y Results
5/26/20: Announced acquisition of
SOLARA MEDICAL SUPPLIES
3/20/20: New York declared US outbreak epicenter
3/13/20: President Trump declares national emergency
12/9/19: Announced acquisition of:
ADVANCED HOME CARE
3/17/20: Coronavirus case reported in all 50 US states and Northern California orders 'shelter-in-place'
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Share Price

Note:
1. An investment in Deerfield Healthcare Technology Acquisitions Corp. (DFHT) is not an investment in DFB. There can be no assurance that DFHT will (i) source a similar or any business combination or (ii) have post-closing stock performance of DFB.
2. As of December 11, 2020, not inclusive of warrants.

Caremax 2.0 9

2. Introduction to CareMax 2.0

CareMax 2.0: Tech-Enabled Senior Care Platform

CareMax + careoptimize + IMC HEALTH MEDICAL CENTERS

By the Numbers

CareMax + IMC Health

52K+ Total Patients (Medicare Advantage, Medicaid and Commercial/ACA)	**16K+** Medicare Advantage Members	**95%+** Of MA Members in Owned Centers
26 Centers	**71** Employed Providers	**18** Health Plans
$360mm PF Revenue in FY20E	**$46mm** PF Adj. EBITDA in FY20E	**5-Star** Providers

CareOptimize

33 States	**2.4mm** Total Patients
20K Providers	**98** Clients

Already Integrated with Both CareMax and IMC Health

CareMax 2.0 11

Strong Regional Presence and National Reach

Dominant Regional Presence in South Florida…



Orlando
Pompano Beach
Sunrise
Fort Lauderdale
Weston
Pembroke Pines
Hollywood
Miami Beach
Miami
Biscayne National Park
Map not to scale.
CareMax Locations
CareMax Community Partners
IMC Locations

…With National Presence Through CareOptimize



1-50 Facilities
51-100 Facilities
101-250 Facilities
251+ Facilities

2.2K+ Client Locations Utilize CareOptimize Platform Across 33 States

CareMax 2.0 12

Vertically Integrated Model Provides a "One-Stop-Shop" Solution for Members


Primary Care
Specialty Care
Virtual Care
Transportation
Ambulance Intercept
Dental
Optometry
Frames & Lenses
Pharmacy
Wellness

CareMax 2.0 13

~64% of CareMax 2.0 Medicare patients are dual-eligible and low-income subsidy eligible Significant social barriers to access: Transportation Language and literacy barriers Food stability Education level Access to technology Our patients live in medically underserved communities where the hospital has become the first, and often only, option for healthcare We specifically focus on access and quality for underserved communities

Ambulance Intercept Primary Care Wellness 24/7 Call Line Transportation Home Health (House Calls & Visits) Social Services / Access Whole Person Health Specialty Healthy Meals Dental Virtual Care Salon Fitness

Proprietary Interface Embedded into EHR and Provider Workflows Enables Value-Based Care AggregateAnalyzeApply Millions of data points from across continuum aggregated AI used to analyze data, optimal workflows determined and summarized Point-of-Care guidance and automated interventions HIE Claims Data Labs Data Eligibility Data Remote Monitoring P•Inform care delivery decisions P•Risk-stratify and engage with patients P•Consistent and coordinated application P•Build meaningful patient relationships P•Save providers time P•Better outcomes and lower costs

Shift in Care Paradigm: CareMax 2.0 Has the Technology to Bend the Cost Curve

Situation	A patient checks into the emergency room complaining of chest pain	A patient steps on a Bluetooth-enabled scale	Patient is prescribed insulin by an endocrinologist, but the specialist note is never received by the PCP	Patient receives a flu shot at the local pharmacy and forgets to tell their PCP
Action	An alert flashes on a nurse case managers; screen. The nurse case manager confers with the ER doctor and sends over patient's medical records showing the patient is currently being treated for anxiety	The smart scale detects they have over a 3-pound weight gain overnight, which is an early indicator of heart failure	Data flows from Pharmacy Benefit Manager to CareOptimize, which flags that the patient has a new medication and a new suspected diagnosis	The care manager and primary care physician are alerted
Result	After a simple EKS, the patient is sent home and the PCP has a video visit with them the same day	The patient is immediately contacted by a nurse through the telemedicine app and routed to a doctor through telemedicine, who adjusts their medication	PCP is alerted that the patient is now on insulin and adds medication to patient medication list. The PCP is also alerted that the patient may have diabetes	After confirming that the flu shot was given, the flu shot is added to the patient's record to mark the measure as complete and ensure the patient does not receive a second flu shot

CareMax 2.0 17

CareMax 2.0 CareBox: Pilot for Remote Monitoring that Allows for Unmatched Patient Engagement and Chronic Condition Management


Pulse Oximeter
Activity Monitor
BPM
Scale
Glucometer
Spirometer
Thermometer
CareMax

Plug and play cellular hub connects to a variety of medical devices: spirometer, glucometer, thermometer, pulse ox, BP, scale, etc.

Data automatically uploads to care coordinators who can then intervene through the hub for any values outside of normal

Data feeds into CareOptimize system which is incorporated into clinical record and rules engine

Emergency button connects patients directly to medical centers as an alternative to ER

CareMax 2.0 18

Admissions Per 1,000 131 FFS: 370 192179 2.0 52%Improvement vs. FFS ER Visits Per 1,000 281 FFS: 1,091 396371 2.0 66%Improvement vs. FFS Readmission Rate FFS: 19% 13%20%19% 2.0 32%Improvement vs. FFS1 Medicare FFS Benchmark 19 Note: All metrics shown are FY19. CareMax metrics are centers only. 1. Represents CareMax only.

Multiple Levers to Generate Substantial Growth

1 Growth of Existing Clinics

- Existing footprint of 26 clinics has capacity to add 6K+ Medicare members
- Opportunity to pursue additional renovations to increase capacity as well as capture synergies by rationalizing CareMax/IMC footprint

2 Strategically Partner with Payors to Open De Novo Clinics

- Company has developed a proven and replicable de novo playbook for site location selection, facility buildout and patient recruitment – has successfully opened 5 de novo clinics to date with two buildouts near-final
- Ongoing strategic discussions with payors to expand CareMax's model into other states

3 Leverage Platform and PF Cap Structure to Grow Through M&A

- Embedded pipeline developed through proactive sourcing initiatives, CareOptimize client list and CareMax IPA network
- Experienced internal M&A execution team as well as coordinated integration committee
- Demonstrated history of acquiring businesses and generating significant revenue growth through contract arbitrage, patient recruitment and other coding / medical management initiatives

4 Expand IPA Network

- Opportunity to continue to expand network of IPA providers in CareMax's MSO segment – provides alternative pathway for engagement with providers who are not ready for a complete sale
- Provides additional cash flow while also allowing the Company to begin to transition providers to a value-based model, eventually setting up a future acquisition opportunity

5 Develop Direct Contracting Strategy

- New Direct Contracting program is being rolled out by CMS in 2021
- Is essentially a value-based contracting model that provides access to the 40mm+ Medicare FFS beneficiaries in the US
- Company has begun exploring the application process for 2022 participation

CareMax 2.0 20

1 Site Selection 2 Facility Buildout 3 New Member Recruitment De Novo PlaybookCareMax 2.0 Clinic: Primary Care and More •Data driven approach to analyze market demographics, competitive dynamics and facility accessibility •Collaborate with payors to determine markets with unmet need •Work with real estate partners to retrofit chosen locations into purpose-built clinics for CareMax model •Recruit clinical talent through existing network and strategically acquire independent providers near buildout •Partner with payors to provide care for patients lacking access to high touch engagement models •Multi-faceted community-based marketing strategies to build CareMax brand in new markets and recruit additional members Successfully opened 5 de novo clinics to date with 2 buildouts near-final, significant whitespace to accelerate strategy in existing and new markets through partnerships with payors

Overview of Key Clinic-Level Projection Assumptions

Prototype CareMax 2.0 Clinic Assumptions

Clinic Size and Capacity	• 12-15K square feet depending on market • Capacity for 4 full clinical care teams • Each clinical care team can provide high touch, preventative care for 600 Medicare Advantage (MA) members • Implies ~2,500 MA members per mature facility
Clinical Care Team	• Physician • PA / Nurse • Medical Assistant
Additional Care and Service Personnel	• Phlebotomist • Pharmacy Technician • Massage Therapist • Wellness Staff • Administrator • Front Desk • Referral Coordinator • Transportation Dispatches • Access Representative • Community Sales Representative
Typical Membership Ramp Time	• 0-6 months to reach break even (250 members) depending on payor allocations and ability to pre-stock private practices for consolidation
Other Buildout Considerations	• Typically $90 per square foot capex to build out, with $40 paid by landlord and $50 amortized over the life of the lease • ~$675K paid by CareMax 2.0 per clinic, resulting in minimal cash outlay[3] • Usually requires 12 months to complete buildout

Mature Clinic-Level Unit Economics[1]



MLR = Medical Utilization / Net Revenue = 64%
100%
64%
10%
5%
1%
<1%
20%
$300 per member per month (PMPM)
Net Revenue
Medical Utilization
Compensation and Benefits
Other Center Expenses[2]
Rent
Clinic Sales Expense
Unit-Level EBITDA

Note:
1. As % of gross revenue.
2. Other Center Expenses includes Food, Supplies and Transportation.
3. Assumes $90 of capex per square foot for a 13.5K square foot facility, with landlord responsible for paying $40 per square foot.

CareMax 2.0 22

Target Status Incremental Risk MA Members Revenue Opportunity ($mm)1 Target A LOI Signed 2,900 $41.8 Target B NDA Signed 1,271 $18.3 Target C NDA Signed, Finalizing Proposal 1,000 $14.4 Target D NDA Signed, Finalizing Proposal 1,000 $14.4 Target E NDA Signed 894 $12.9 Target F NDA Signed 587 $8.5 Target G NDA Signed, Finalizing Proposal 500 $7.2 Target H LOI Signed 370 $5.3 Target I NDA Signed 254 $3.7 Target J LOI Signed 240 $3.5 Target K Finalizing LOI 225 $3.2 Target L NDA Signed 221 $3.2 •Multi-pronged provider sourcing approach includes broker relationships, referral bonuses for staff, investment banker relationships and internal cold calling efforts •Additional opportunity to pursue embedded pipeline in IPA network and CareOptimize customer relationships •Currently average 1-2 intro meetings a week, exponential network effect as providers provide warm introductions to peers looking to partner

1 Identified Acquisition Opportunity • Pines Care Medical Center (“Pines”) contracted as a CareMax Community Partner in 2017 • Physician owned center with no in-house services • 60 lives with Humana and Coventry 2 Acquisition / Integration Phase • Acquired 60% of center in 2017 • Expanded center to include dental, optical, massage therapy and in-house specialties • Integrated enterprise technology platform and operations to Corporate • Acquired the remaining 40% equity in 2019 3 Organic Growth Achieved • 2017 – 400% membership growth • 2018 – 75% membership growth • 2019 – 35% membership growth • Growth numbers presented are net new members $mm; Revenue for Fiscal Year Ending 12/31 December 2017December 2018June 2020 • By year end 2017 existing membership had grown 400% • Membership was 200 • 2018 membership growth of 75% • Membership of 350 • 2019 membership growth of 35% • Membership of 472 $8.4 $9.4 $6.0 $2.2 CY 2017 CY 2018 CY 2019 TTM 6/30/20 Represents performance under CareMax ownership

CareMax 2.0 Model: Value for All Stakeholders

For Patients

- Coordinated and proactive care drives better clinical outcomes
- High-touch, easy to access model provides superior patient experience
- No additional cost

For Providers

- Opportunity for higher earnings through quality programs
- Improved job satisfaction leads to reduction of burnout
- Superior support structure through integrated technology and clinical team

For Payors

- Excellent medical risk management results in favorable financial outcomes
- Predictable cost
- High-quality scores and improved clinical outcomes

For CareMax 2.0 Shareholders

- Demonstrated success allows CareMax to negotiate favorable risk contracts resulting in higher earnings
- Proven track record of acquisitions, integrations and de novo launches provides a robust pipeline with national expansion opportunities
- Cost synergies from centralized infrastructure
- Predictable stream of cash flows

CareMax 2.0 25

3. Transaction Structure and Financial Overview

Transaction Overview

Sources and Uses

$ in mm

Sources

	$
New PIPE Shares (incl. Deerfield)	$405
Shares Issued to Target	215
New Debt Facility	125
Trust Cash (ex Deerfield)	110
Deerfield Existing IPO Shares	34
Total	**$889**

Uses

	$
Purchase Price	$614
Cash to Balance Sheet	233
Transaction Related Fees	42
Total	**$889**

PF Capitalization[1]

$ in mm

PF Capitalization

	$	Mult of PF FY20E Adj. EBITDA
New Debt Facility	$125	2.7x
Cash	233	
Net Debt	**($108)**	**(2.3x)**
PF Shares Outstanding	79.9	
Share Price (in $'s)	$10	
Equity Value	**$799**	
Pro Forma Enterprise Value	**$692**	

PF Equity Ownership

	Shares (in mm)	%
New PIPE Shares	40.5	51%
Other Public Shares	11.0	14%
IMC Shareholders	10.7	13%
CareMax Shareholders	10.8	13%
Founder Shares	3.6	4%
Deerfield IPO Shares	3.4	4%
Total	**79.9**	**100%**
Add'l Max Contingent Shares[2]	6.4	
Total	**86.3**	

Transaction expected to result in a highly capitalized PF entity well-positioned to leverage its platform to aggressively take market share

Note:
1. Assumes no redemption and excludes out-of-the-money warrants.
2. Both CareMax and IMC Health are set to be issued a maximum of 3.5mm and 2.9mm shares, respectively, with half of the earnout shares being issued should CareMax 2.0's stock price exceed $12.50/share during the first 12 trading months and the other half being issued should the price exceed $15.00/share during the first 24 months on a volume weighted average price basis for any 20 of 30 trading days.

CareMax 2.0 27

Transaction Overview (cont'd)

Transaction Summary

- **Pro forma enterprise value for CareMax 2.0 combined entity of $692mm**
  - 1.7x FY21E revenue and 13.2x FY21E PF Adj. EBITDA (including synergies and excluding acquisitions)
  - 1.3x FY21E revenue and 10.4x FY21E PF Adj. EBITDA (including synergies and acquisitions)
  - **Significant valuation discount to comparable publicly traded businesses**
- **Consideration to Sellers funded via the following split:**
  - 68%/32% cash and stock consideration for CareMax/CareOptimize shareholders
  - 45%/55% cash and stock consideration for IMC shareholders

Valuation Overview

$ in mm

FY21E Valuation Analysis	$
Revenue - Base	$418.8
Revenue - Acquired	93.6
Total Revenue	**$512.4**
EBITDA - Base	$48.0
PF Synergies	4.3
Synergized EBITDA	**$52.2**
EBITDA - Acquired	14.0
Total Adj. EBITDA	**$66.3**
Pro Forma Enterprise Value	$692

Revenue Multiple - Base	**1.7x**
Revenue Multiple - Base + Synergy + Acq	**1.3x**
Adj. EBITDA Multiple - Base + Synergy	**13.2x**
Adj. EBITDA Multiple - Base + Synergy + Acq	**10.4x**

CareMax 2.0 28

[LOGO]

Highly Capitalized Platform Consolidator with Multiple Avenues for Growth
FY20E to FY21E PF Adj. EBITDA Bridge



21.2
18.0
1
6.9
46.1
(2.5)
43.6
2
4.4
4.3
3
14.0
66.3
FY20E CareMax Adj. EBITDA
FY20E IMC Health Adj. EBITDA
Standalone Run-Rate & PF Considerations
FY20E Consolidated PF Adj. EBITDA
Est. Public Company Expenses
FY20E Consolidated PF Adj. EBITDA w/ PubCo Exp.
Organic Growth
PF Synergies
Assumed M&A Contribution
FY21E PF Adj. EBITDA

1. Standalone run-rate and pro forma adjustments to reflect: i) annualized estimated impact of FY20 membership growth, ii) full-year estimated impact of mid-year FY20 acquisitions, iii) estimated financial impact of COVID-19 pandemic (sequestration impact on premiums, estimated utilization impact) and iv) PF impact of Health Insurance Provider's Fee (HIF) tax repeal

2. Reflects estimated impact of i) adding ~2.6K Medicare members (current footprint has capacity for 6K+ additional members), ii) leveraging CareMax's best practices to manage IMC members, iii) cross selling of captive pharmacy and iv) modest G&A savings

3. Projection model assumes that platform acquires 12K Medicare lives in FY21E – Company has embedded pipeline and demonstrated history of executing a roll-up strategy

Note:
$ in mm.

CareMax 2.0 30

PF 20E/23E Growth Summaries

Company Membership (Total)1 52K 103K 90K 511K 57K Membership (Medicare)1 16K ~73K 90K – 57K Growth Strategy De Novo, Acquisition & CareOptimize De Novo, Acquisition & MSO De Novo De Novo N/A Clinics 26 71 67 103 N/A Enterprise Value ($mm) $692 $4,439 $14,964 $5,530 $3,702 2021E Revenue ($mm) $512 $1,453 $1,247 $476 $880 2020E-2023E Forward Revenue CAGR 40.2% 55.9% 44.8% 29.5% 37.3% EBITDA-Level Profitability Profitable Profitable Unprofitable Until 2023E Unprofitable Until 2022E Unprofitable Until 2023E Valuation Metric 1.3x EV / 21E Revenue2 10.4x EV / 21E Adj. EBITDA2 ~3.1x EV / 21E Revenue ~53.5x EV / 21E Adj. EBITDA ~12.0x EV / 21E Revenue ~11.6x EV / 21E Revenue ~4.2x EV / 21E Revenue 32 1. Membership data as of 09/30/20 except for Clover Health, which is as of 06/30/20.

ThankYou/Q&A

Appendix A: Proven Ability to Execute Roll-up Strategy – Additional Case Study 34

CareMax Case Study – Acquisition of New Life Medical Centers ("Tamarac" Clinic)

1 Identified Acquisition Opportunity

- New Life Medical Centers ("Tamarac") was utilizing optical services from CareMax
- CareMax reached out to the Sellers directly

2 Acquisition / Integration Phase

- Acquired center for $12mm by utilizing CareMax's senior secured cash flow backed lender

3 Organic Growth Achieved

- Reached organic net growth of 20% in first 10 months post acquisition
- Increased revenue by 19% in the first year primarily through membership growth driven by a grass-roots "CareMax" marketing strategy

$mm; Revenue for Fiscal Year Ending 12/31

September 2019

- Acquired New Life Medical Center and commenced integration process

December 2019

- Implemented optical and dental services
- Hired top tier administrator
- Centralized administration, financial, marketing and transportation departments

March 2020

- Centralized billing and coding from third party and brought in-house. Began phase 1 of EHR conversion

July 2020

- Increased revenue by 19% in first year



Revenue Growth: 19%
$10.3
$10.5
$12.9
$13.9
$16.6
CY 2016
CY 2017
CY 2018
TTM 7/31/19
TTM 7/31/20
Represents performance under CareMax ownership

Note: Data reflects preliminary and unaudited results.

CareMax 2.0 35

Appendix B: COVID Response 36

Telehealth Solution Converted 90% of in-person visits to video telehealth Every member called weekly to check-in and provide COVID-Member Engagement Provided Members with Video-Capable Tablets Tablets were provided to members that didn’t have access Virtual Wellness Food Delivery to Members Over 2,300 meals delivered per day to members to minimize exposure for high-risk members1 Virtual Social Activities Launched virtual bingo and games for all members to reduce member loneliness and maintain the CareMax community they were used to PPE and Other Supplies Delivery All staff and members were provided with PPE and other medical supplies as needed Staggered Clinical Team Shifts to Minimize Exposure Created "A" and "B" teams to have alternating schedules and create redundancies in the event of an employee infection 37 1. Includes IMC Health and CareMax deliveries.

Appendix C: Market Comparables 38

EV / CY+1 Revenue Average: 15.1x EV / CY+1 EBITDA Average: 18.5x 33.1x 9.7x 14.2x 8.1x 7.3x 11.6x 17.3x 3.8x 18.5x 12.0x 26.1x 23.2x nm nm nm nm nm nm nm nm nm nm EV / CY+1 Revenue1 EV / CY+1 EBITDA2 (3) (4) Source: Company filings, FactSet as of 12/11/20. 1. EV / CY + 1 Revenue based on fully diluted EV. 2. EV / CY + 1 EBITDA based on fully diluted EV. "nm" defined as EBITDA multiples >50.0x or negative values. 3. Reflects Teladoc standalone; Price and consensus estimates are current as of 09/16/20. 39

Appendix D: Business Overviews 40

Introduction to CareMax

Company Overview

- CareMax owns and operates 13 multi-specialty medical centers throughout Miami-Dade, Broward and Palm Beach counties serving the Medicare Advantage population
  - Provides clinical care, ancillary care services and health and wellness programs to over 6,000 members
  - Centralizes care delivery within its 5-star rated centers, where members are able to receive multi-specialty care from 25+ employed providers and wellness services that focus on healthy habits and fitness
  - Transportation services enhance accessibility and CareMax also offers a 24/7 hotline and house calls/visits
  - Members benefit from community events hosted by CareMax facilities, which offer social and leisure activities
  - CareMax utilizes software, such as its CareOptimize platform, and services to move healthcare organizations to value-based care
- CareMax Community Partners is a full risk Managed Services Organization that manages risk on behalf of CareMax and 32 mostly exclusive independent physician associations ("IPAs") since 2011

CareMax by the Numbers[1]

6K+ Medicare Members	**13** Medical centers	**32** Mostly exclusive IPAs	**8** Major health plans accepted	**1.67** MRA Score
27 Employed Providers	**$124mm** Total Revenue in FY20E	**34%** Revenue growth in FY20E	**$21mm** Adj. EBITDA in FY20E[2]	**70** Vans

Note:
1. As of September 2020 unless otherwise specified.
2. Inclusive of CareOptimize.

CareMax 2.0 41

Introduction to CareOptimize

Company Overview

- The CareOptimize platform, CareMax's proprietary point of care software, was incubated within CareMax to maximize value-based outcomes
- Supports physicians with efficient medical utilization, enhanced risk management, pharmacy management and specialist network development, freeing them to devote more time to member care
- Provides technology and services to healthcare organizations outside of CareMax, including groups such as Optum (f/k/a Davita Medical Group), Intermountain and IMC Health
- Certified CMS MIPS registry and HEDIS registry, servicing Medicare Advantage, Managed Medicaid, PACE, ACOs, Commercial Risk and Direct Contracting Entities

CareOptimize by the Numbers[1]

98	2.4mm	20K	33	$3mm
Clients	Patients	Providers	States	Adj. EBITDA in FY20E

Blue Chip Customer Base

Optum, NextGen Healthcare, CareMax, IMC Health Medical Centers, IEHP Inland Empire Health Plan, Family Care Partners, Intermountain Healthcare, DaVita, On Lok where seniors embrace life

Note:
1. As of September 2020 unless otherwise specified.

CareMax 2.0 42

Company Overview • IMC Health operates 13 medical clinics across Miami-Dade, Broward and Orange counties • Provides primary, specialty and ancillary services to over 45,000 Medicare, Medicaid and Commercial/ACA patients • Focuses on preventative, acute and chronic healthcare delivery, resulting in improved patient outcomes for adults and children – 5 star provider for Medicare payors • Medical centers offer flexible scheduling and walk-in appointments, 24-Hour / 7-Day a Week access to care • Comprehensive platform provides access to medical specialties, in-house resources and labs and community-enhancing services such as patient transport and home delivery of medication • Activity Centers provide activities that help members stay engaged and active while promoting a healthy lifestyle • Access Centers offer services to aid member population apply for public assistance services and Medicaid programs IMC Health by the Numbers1 45K+ Total Members 44 Providers 10K+ Medicare Members $228mm Total Revenue in FY20E 13 Medical centers 18% Revenue growth in FY20E 15 Health plans accepted $18mm Adj. EBITDA in FY20E 1.52 MRA Score 85 Vans

Appendix E: Additional Information 44

PF Revenue by Line of Business1 PF Full-Risk Medicare Membership1 77% 12% 12% 10% 3% <1% / / / / / / 13% 17% Other2 PF Full-Risk Medicaid Membership1 20% 3% Full-Risk MedicareFull-Risk MedicaidOther (Partial Risk / Cap / FFS) (~16K members) (~18K members)(~15K members) 6% / 7% 52% / / 35% Note: 45 2. Includes members affiliated with Blues, CarePlus and Doctors.

$ in mm FY19 Net Income($10.5) Depreciation & Amortization5.9 Interest Expense9.8 1 Non-Recurring Expenses10.3 2 Prior Period Adjustments(2.2) 3 CareOptimize Contribution2.2 1 Comprised of professional fees primarily due to IMC Health’s July 2019 recapitalization and non-recurring legal and Board fees; other adjustments include duplicative medical expenses, one-time salary and wage expenses, OAG fees2, gains/losses on sales of fixed assets, asset impairments, paid-in-kind interest expenses, loss on extinguishment of debt and other non-recurring expenses 2 Represents various out-of-period restatements3 for Medicare, Medicaid, Other Revenue and Operating Expenses 1 Adj. EBITDA$15.5 3 Reflects PF 2019 EBITDA contribution from CareOptimize software business, which is to be rolled up into CareMax 2.0 Notes: 46 2. The Company engaged Operating Advisory Group, LLC (“OAG”) based upon the recommendation of the financial sponsor. 3. Restated financials are recast so that all service fund/risk line items reflect the latest service funds from payors.

Use of Non-GAAP Financial Measures (Cont.)

Deerfield, CareMax, IMC and CareOptimize believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the combined company's financial condition and results of operations. Deerfield, CareMax, IMC and CareOptimize believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the combined company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of the combined company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in CareMax's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review CareMax's audited financial statements, which will be presented in Deerfield's preliminary proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate CareMax's business.

Notes:
1. Adj. EBITDA figure is not pro forma for any acquisitions.
2. The Company engaged Operating Advisory Group, LLC ("OAG") based upon the recommendation of the financial sponsor.
3. Restated financials are recast so that all service fund/risk line items reflect the latest service funds from payors.

CareMax 2.0 47